For Immediate Release	For Further Information, Contact:
Erica H. Schramm
Bus: (480) 346-2073
Mobile: (480) 748-8239
erica.schramm@improvenet.com

IMPROVENET FILES DEFINITIVE PROXY STATEMENT AND SCHEDULES
SPECIAL MEETING OF STOCKHOLDERS

Scottsdale, Ariz. (July 20, 2005) - ImproveNet, Inc. (OTC Bulletin Board: IMPV), a leading home improvement network of choice for consumers, home improvement service providers and manufacturers, has scheduled a special meeting of stockholders for August 9, 2005, at 9:00 a.m. local time, at the company’s principal executive offices at 10799 N. 90th Street, Suite 200, Scottsdale, AZ 85260. The record date for the special meeting is July 15, 2005. At the special meeting, holders of the company’s common stock as of the close of business on July 15, 2005 will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of June 22, 2005, by and among ServiceMagic, Inc., Sunbelt Acquisition Corp., ImproveNet, Inc., and the principal stockholders of ImproveNet signatory thereto, providing for the acquisition of ImproveNet by ServiceMagic. The definitive proxy statement and other soliciting materials for the special meeting, filed with the Securities and Exchange Commission, are being mailed to the stockholders of record as of July 15, 2005.

About ImproveNet
ImproveNet, Inc. is a home improvement network for consumers, home improvement service providers and manufacturers, offering a reliable referral-matching service and comprehensive solutions. The ImproveNet® TrueMatch™ platform automatically connects homeowners to screened contractors, architects, designers and builders available in their area. Through ImproveNet’s website and 1-800-Contractor, ImproveNet has been connecting homeowners to screened and system-rated contractors for over eight years. ImproveNet.com offers thousands of pages filled with management tools, product showcases, visualizers, expert advice, and active message boards, providing its customers and associates with instant access to the home improvement marketplace. The ImproveNet AdServePRO™ service delivers the latest industry news on product and services. For further information visit www.ImproveNet.com.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release constitute "forward-looking" statements that involve a number of known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any results, performances or achievements express or implied by such forward-looking statements. These risks and uncertainties, include, but are not limited to the statements made regarding the consideration of and the vote by the stockholders on the Agreement and Plan of Merger, and other risks detailed in the Company's Securities and Exchange Commission filings on Form 10-KSB and

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Page 2 of 2… ImproveNet Schedules Special Meeting of Stockholders

Form 10-QSB. Undue reference should not be placed on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update any forward-looking statements.

Additional Information and Where to Find It

ImproveNet has filed with the Securities and Exchange Commission and is mailing to its shareholders a proxy statement that will contain information about ImproveNet, the proposed transaction and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE TRANSACTION. In addition to receiving the proxy statement from ImproveNet by mail, shareholders also will be able to obtain the proxy statement, as well as other filings containing information about ImproveNet, without charge, from the Securities and Exchange Commission's website (http://www.sec.gov) or, without charge, from ImproveNet at www.improvenet.com. This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of ImproveNet.

ImproveNet and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the merger agreement. Information about the participants in the solicitation will be set forth in the proxy statement to be filed with the Commission.

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10799 N. 90th Street, Suite 200 • Scottsdale, AZ 85260 • Toll Free: 888-777-2212
Tel: 480-346-3000 • Fax: 480-346-0000 • www.ImproveNet.com